Significant event	12 Months Ended
Dec. 31, 2019
Significant event
Significant event

2.           Significant event

GACN’s Annual Shareholders’ Meeting approves Ps.1,600 million dividend payment

At the Annual Shareholders’ Meeting held on April 29, 2019 the shareholders approved the payment of a cash dividend to all shareholders of Ps.1,600 million, to be paid in a single installment of Ps.4.0633 per share. The dividend was paid on May 17, 2019 for Ps.1,598,681 corresponding to the shares outstanding. In addition, the shareholders approved a share repurchase reserve of Ps.1,500 million and authorized the use of up to that amount to repurchase shares during 2019 and until the next annual meeting approved when the 2019 results would be approved. The reserve created in 2019 was in the amount of Ps.33,984.